SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549
                   ____________________________

                             FORM 8-K

                      Current Report Pursuant
                   to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):
                            June 2, 2005
                   ____________________________

                       MDI TECHNOLOGIES, INC.
        (Exact Name of Registrant as Specified in Its Charter)

                              DELAWARE
          (State or Other Jurisdiction of Incorporation)

             333-76427                84-1165714
      (Commission file Number)     (I.R.S. Employer
                                   Identification No.)

    940 West Port Plaza Drive, #100, St. Louis, Missouri  63146
         (Address of Principal Executive Offices)       (Zip Code)

                            (314) 439-6400
        (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

( ) Written communication pursuant to Rule 425 under the securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14A-12 under Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

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ITEM 8.01.  OTHER EVENTS.

     On June 2, 2005, MDI Technologies, Inc. issued a press release announcing that the Board of Directors intends to mail to shareholders a revised directors' circular entitled "Amended Directors' Circular" in support of the bid by Logibec Groupe Informatique Ltd. to acquire, through its wholly-owned subsidiary, LGI Acquisition, Inc., all the outstanding common shares (the "Shares") of MDI Technologies. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein, and a copy of the "Amended Directors' Circular" is attached as Exhibit 99.2 hereto and incorporated by reference herein.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MDI TECHNOLOGIES, INC.
                          (Registrant)


Date: June 2, 2005        BY: /s/ THOMAS K. ANDREW
                                  Thomas K. Andrew
                                  Chief Financial Officer
                                  and Treasurer

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                           EXHIBIT INDEX


          Exhibit No.        Description of Index
          ------------       --------------------
          Exhibit 99.1       Press Release
          Exhibit 99.2       Amended Directors' Circular


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